December 6, 2012

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 2 Dana Quattrochi Director, Investor Relations

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 1. Opening Remarks: Jonathan Bush, President, Chairman & CEO 2. Financial Discussion: Tim Adams, SVP, Chief Financial Officer 3. “Jedi” Discussion: Ed Park, SVP, Chief Operating Officer David Tassoni, SVP, Operations Dr. Todd Rothenhaus, Chief Medical Information Officer 4. “Beautiful” Discussion: Jeremy Delinsky, SVP, Chief Technology Officer 5. “Coordinate” Discussion: Rob Cosinuke, SVP, Chief Marketing Officer 6. Client Panel Discussion: Dr. Steve Kahane, SVP, President, Enterprise Division (Moderator) 7. Management Q&A 8. Closing Remarks: Jonathan Bush, President, Chairman & CEO 3

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 4 This presentation contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements reflecting athenahealth, Inc. (the “Company”) management’s expectations for: future financial and operational performance; expected growth, including anticipated revenues, profitability, and service subscriptions; market trends and business outlook; the anticipated benefits of the Company’s service offerings and plans and timelines for developing and expanding those offerings (e.g., UX improvements and operating environment additions); marketing and sales plans, strategies, and trends (e.g., network referrals); and cultural, operational, and organizational goals and initiatives (e.g., ecosystem development), as well as statements found under the Company’s reconciliation of Non-GAAP financial measures included within this presentation. Such statements do not constitute guarantees of future performance, are neither promises nor guarantees, and are subject to a variety of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: the Company’s fluctuating operating results; the Company’s variable sales and implementation cycles; risks associated with its expectations regarding its ability to maintain profitability; the impact of increased sales and marketing expenditures, including whether increased expansion in revenues is attained and whether impact on margins and profitability is longer term than expected; changes in tax rates or exposure to additional tax liabilities; the highly competitive and rapidly changing industry in which the Company operates; and the evolving and complex governmental and regulatory compliance environment in which the Company and its clients operate. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update or revise the information contained in this presentation, whether as a result of new information, future events or circumstances, or otherwise. For additional disclosure regarding these and other risks faced by the Company, see the disclosures contained in its public filings with the Securities and Exchange Commission, available on the Investors section of the Company’s website at http://www.athenahealth.com and on the SEC's website at http://www.sec.gov.

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 In the Company’s earnings releases, conference calls, slide presentations, or webcasts, the Company may use or discuss non-GAAP financial measures as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, is available within this presentation and within the Company’s public filings with the Securities and Exchange Commission, available on the Investors section of the Company’s website at http://www.athenahealth.com. 5 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 6

Jonathan Bush Chairman, President & CEO

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 8 8

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athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 Complete control, visibility and care coordination within a closed network. 11 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 You can’t own everything. Patient 12 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 Source: The Institute of Medicine of the National Academies, Best Care at Lower Cost: The Path to Continuously Learning Health Care in America, 2012 http://www.iom.edu/Reports/2012/Best-Care-at-Lower-Cost-The- Path-to-Continuously-Learning-Health-Care-in- America/Infographic.aspx The Institute of Medicine of the National Academies, The Health Care Imperative: Lowering Costs and Improving Outcomes, 2011 http://www.iom.edu/Reports/2011/The-Healthcare-Imperative- Lowering-Costs-and-Improving-Outcomes.aspx 13 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 Source: The Institute of Medicine of the National Academies, Best Care at Lower Cost: The Path to Continuously Learning Health Care in America, 2012 http://www.iom.edu/Reports/2012/Best-Care-at-Lower-Cost-The- Path-to-Continuously-Learning-Health-Care-in- America/Infographic.aspx The Institute of Medicine of the National Academies, The Health Care Imperative: Lowering Costs and Improving Outcomes, 2011 http://www.iom.edu/Reports/2011/The-Healthcare-Imperative- Lowering-Costs-and-Improving-Outcomes.aspx 14 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 Source: The Institute of Medicine of the National Academies, Best Care at Lower Cost: The Path to Continuously Learning Health Care in America, 2012 http://www.iom.edu/Reports/2012/Best-Care-at-Lower-Cost-The- Path-to-Continuously-Learning-Health-Care-in- America/Infographic.aspx The Institute of Medicine of the National Academies, The Health Care Imperative: Lowering Costs and Improving Outcomes, 2011 http://www.iom.edu/Reports/2011/The-Healthcare-Imperative- Lowering-Costs-and-Improving-Outcomes.aspx 15 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 Source: The Institute of Medicine of the National Academies, Best Care at Lower Cost: The Path to Continuously Learning Health Care in America, 2012 http://www.iom.edu/Reports/2012/Best-Care-at-Lower-Cost-The- Path-to-Continuously-Learning-Health-Care-in- America/Infographic.aspx The Institute of Medicine of the National Academies, The Health Care Imperative: Lowering Costs and Improving Outcomes, 2011 http://www.iom.edu/Reports/2011/The-Healthcare-Imperative- Lowering-Costs-and-Improving-Outcomes.aspx 16 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 Source: The Institute of Medicine of the National Academies, Best Care at Lower Cost: The Path to Continuously Learning Health Care in America, 2012 http://www.iom.edu/Reports/2012/Best-Care-at-Lower-Cost-The- Path-to-Continuously-Learning-Health-Care-in- America/Infographic.aspx The Institute of Medicine of the National Academies, The Health Care Imperative: Lowering Costs and Improving Outcomes, 2011 http://www.iom.edu/Reports/2011/The-Healthcare-Imperative- Lowering-Costs-and-Improving-Outcomes.aspx 17

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athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 Patient 19

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 Patient 20

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athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 27 Hospital-based physician Office-based physician Mid-level provider Support staff Patient athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 Source: athenahealth’s 2012 Physician Sentiment IndexTM (http://www. athenahealth.com/PSI/meaningful-use-incentives.php).

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012

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athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 31 Equip care givers to win in a global risk market athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 32 Comparative Advantage Protect Art of Medicine Open Information Exchange

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 33 Comparative Advantage Protect Art of Medicine Open Information Exchange

athenahealth

Our 2013 strategy remains organized around the three key themes, impacting all stakeholders

JEDI

- athenaNation
  - athenaUniversity curates & teaches our knowledge
  - Client performance coaching is baked into our DNA
- athenaNet
  - ICD-10 & MU 2 are mastered
  - athenaResearch yields world-class insight
  - Our clients are equipped to win at managing risk

BEAUTIFUL

- athenaNation
  - The space within and between offices (including DIY gear) is reconceived
- athenaNet
  - athenaX is launched to beta
  - Client work swamps, including clinical docs & phone calls, are drained

COORDINATE

- athenaNation
  - athenahealth employees and clients are activated to expand the network
- athenaNet
  - athenaNet is transformed into an open platform via ecosystem, etc.
  - Coordinator goes viral
  - One patient, one chart, everywhere – including hospitals

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athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012

Tim Adams SVP, Chief Financial Officer

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012  Massive market opportunity with a small, but steadily growing, piece of the pie today  Continued investment in growth and innovation yields a healthy, recurring revenue stream  Proven track record of 30% revenue growth since inception  Offering a highly differentiated cloud-based service model that is well-aligned with clients’ financial goals  Strong cash flow generation enables continued investment to fund long-term growth 36 athenahealth

athenahealth's addressable market is massive

Physician & Clinical Services

~$500 Billion[1]

Service	Market Opportunity[2]
athenaCollector®	$17b
athenaClinicals®	$7b
athenaCommunicator®	$5b
athenaCoordinator®	$5b
athena BI	$2b

$36 Billion

[1] Centers for Medicare & Medicaid Services, Office of the Actuary, National Health Statistics Group. The Nation's Health Dollar ($2.6 Trillion), Calendar Year 2010: Where It Went. Includes services such as outpatient care, medical specialties, and diagnostic laboratories that athenahealth is not currently serving today.

[2] Calculated by multiplying athenahealth's average billing rate of each service offering by $500B Physician & Clinical Services, Centers for Medicare & Medicaid Services, Office of the Actuary, National Health Statistics Group.

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athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2007 2008 2009 2010 2011 2012 Est. Tota l Reven u e ($M ) 38

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 39 Cost Position from Offshoring Automation across all services ICD-10 athenaCoordinator Implementation Scalability Meaningful Use athenaCare Expanded services athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 Paid Media 40 Quota carrying reps Channel Partners Live Events Content Development Intelligence from the cloud athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 41 C1 - STABILITY C2 - PRODUCTIVITY/GM C3 - SERVICE ENHANCEMENT C4 – NEW SERVICE DEVELOPMENT

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 42 C-1 Stability C-2 Productivity/ GM C-3 Service Enhancement C-4 New Service Development 0% 20% 40% 60% 80% 100% 2009 2010 2011 2012 2013 % of R&D Spen d C4 C3 C2 C1 39% 41% 50% 52% 54%

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 43

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 74% 12% 14% Existing Client Base (as of 09/11), less attrition At Risk - To be implemented in Q4 2011 and FY 2012 At Risk - To be sold in Q4 2011 and FY 2012 44 76% 11% 13% Existing Client Base (as of 09/12), less attrition At Risk - To be implemented in Q4 2012 and FY 2013 At Risk - To be sold in Q4 2012 and FY 2013 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 45 1 See non-GAAP reconciliation tables in the 12/5/12 press release Note: These estimates reflect the Company’s current operating plan as of December 6, 2012, and are subject to change as future events and opportunities arise. FISCAL YEAR 2012 EXPECTATIONS 2011 RESULTS Annual Revenue $420 – $425 million $324 million Non-GAAP Adjusted Gross Margin1 62.0% – 63.0% 62.8% Non-GAAP Adjusted Op Income1 $61 – $65 million $54 million Non-GAAP Adjusted Net Income per Diluted Share1 $0.95 – $1.00 $0.88

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 46 1 See non-GAAP reconciliation tables in the 12/5/12 press release Note: These estimates reflect the Company’s current operating plan as of December 6, 2012, and are subject to change as future events and opportunities arise. FISCAL YEAR 2013 EXPECTATIONS Annual Revenue $525 – $550 million Non-GAAP Adjusted Gross Margin1 62.0% – 63.0% Non-GAAP Adjusted Op Income1 $75 – $82 million Non-GAAP Adjusted Net Income per Diluted Share1 $1.15 – $1.25

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 In the Company’s earnings releases, conference calls, slide presentations, or webcasts, the Company may use or discuss non-GAAP financial measures as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, is available within this presentation and within the Company’s public filings with the Securities and Exchange Commission, available on the Investors section of the Company’s website at http://www.athenahealth.com. 47 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 48 Please note that the figures presented above may not sum exactly due to rounding. LOW HIGH Total revenue 420.0$ 425.0$ Direct operating expense 168.2 165.9 Total revenue less direct operating expense 251.8$ 259.1$ Add: Stock-based compensation expense 5.6 5.6 allocated to direct operating expense Add: Amortization of purchased intangibles 3.0 3.0 Non-GAAP Adjusted Gross Profit 260.4$ 267.7$ Non-GAAP Adjusted Gross Margin 62.0% 63.0% Fiscal Year Ending December 31, 2012

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 49 Please note that the figures presented above may not sum exactly due to rounding. LOW HIGH Total revenue 420.0$ 425.0$ GAAP net income 16.4 18.5 Add: Provision for income taxes 13.5 15.5 Add (less): Total other (income) expense (0.3) (0.3) Add: Stock-based compensation expense 28.4 28.4 Add: Amortization of purchased intangibles 3.0 3.0 Non-GAAP Adjusted Operating Income 61.0$ 65.0$ Non-GAAP Adjusted Operating Income Margin 14.5% 15.3% Fiscal Year Ending December 31, 2012

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 50 Please note that the figures presented above may not sum exactly due to rounding. LOW HIGH GAAP net income 16.4$ 18.5$ Add: Stock-based compensation expense 28.4 28.4 Add: Amortization of purchased intangibles 3.0 3.0 Sub-total of tax deductible items 31.4$ 31.4$ (Less): Tax impact of tax deductible items (1) (12.5) (12.5) Non-GAAP Adjusted Net Income 35.2$ 37.3$ Weighted average shares - diluted 37.1 37.1 Non-GAAP Adjusted Net Income per Diluted Share 0.95$ 1.00$ (1) Tax impact calculated using a statutory tax rate of 40% Fiscal Year Ending December 31, 2012 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 51 Please note that the figures presented above may not sum exactly due to rounding. LOW HIGH GAAP net income per share - diluted 0.44$ 0.50$ Add: Stock-based compensation expense 0.76 0.76 Add: Amortization of purchased intangibles 0.08 0.08 Sub-total of tax deductible items 0.85$ 0.85$ (Less): Tax impact of tax deductible items (1) (0.34) (0.34) Non-GAAP Adjusted Net Income per Diluted Share 0.95$ 1.00$ Weighted average shares - diluted 37.1 37.1 (1) Tax impact calculated using a statutory tax rate of 40% Fiscal Year Ending December 31, 2012 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 52 Please note that the figures presented above may not sum exactly due to rounding. LOW HIGH Total revenue 525.0$ 550.0$ Direct operating expense 210.5 214.5 Total revenue less direct operating expense 314.5$ 335.5$ Add: Stock-based compensation expense 7.1 7.1 allocated to direct operating expense Add: Amortization of purchased intangibles 3.9 3.9 Non-GAAP Adjusted Gross Profit 325.5$ 346.5$ Non-GAAP Adjusted Gross Margin 62.0% 63.0% Fiscal Year Ending December 31, 2013

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 53 Please note that the figures presented above may not sum exactly due to rounding. LOW HIGH Total revenue 525.0$ 550.0$ GAAP net income 19.9 23.6 Add: Provision for income taxes 15.6 18.9 Add (less): Total other (income) expense (0.2) (0.2) Add: Stock-based compensation expense 35.9 35.9 Add: Amortization of purchased intangibles 3.9 3.9 Non-GAAP Adjusted Operating Income 75.0$ 82.0$ Non-GAAP Adjusted Operating Income Margin 14.3% 14.9% Fiscal Year Ending December 31, 2013

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 54 Please note that the figures presented above may not sum exactly due to rounding. LOW HIGH GAAP net income 19.9$ 23.6$ Add: Stock-based compensation expense 35.9 35.9 Add: Amortization of purchased intangibles 3.9 3.9 Sub-total of tax deductible items 39.7$ 39.7$ (Less): Tax impact of tax deductible items (1) (15.9) (15.9) Non-GAAP Adjusted Net Income 43.7$ 47.5$ Weighted average shares - diluted 37.9 37.9 Non-GAAP Adjusted Net Income per Diluted Share 1.15$ 1.25$ (1) Tax impact calculated using a statutory tax rate of 40% Fiscal Year Ending December 31, 2013 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 55 Please note that the figures presented above may not sum exactly due to rounding. LOW HIGH GAAP net income per share - diluted 0.52$ 0.62$ Add: Stock-based compensation expense 0.95 0.95 Add: Amortization of purchased intangibles 0.10 0.10 Sub-total of tax deductible items 1.05$ 1.05$ (Less): Tax impact of tax deductible items (1) (0.42) (0.42) Non-GAAP Adjusted Net Income per Diluted Share 1.15$ 1.25$ Weighted average shares - diluted 37.9 37.9 (1) Tax impact calculated using a statutory tax rate of 40% Fiscal Year Ending December 31, 2013 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 56  Our expected FY 2013 GAAP effective tax rate is 43-44%  Our expected FY 2013 weighted average diluted share count is approximately 38 million  Our estimated FY 2013 FAS123R expense is approximately $36 million  It is best to assess our business on a year-over-year basis • There is typically an increase in expense levels during Q1 versus Q4  FICA payroll tax reset, benefit rate changes, trade shows, etc.  The number of working days varies each quarter • Our business operates around U.S. postal holidays; the number of working days in a period impact our collections during that period Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 62 64 63 62 61 64 64 62 Working Days by Quarter

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012  Massive market opportunity with a small, but steadily growing, piece of the pie today  Continued investment in growth and innovation yields a healthy, recurring revenue stream  Proven track record of 30% revenue growth since inception  Offering a highly differentiated cloud-based service model that is well-aligned with clients’ financial goals  Strong cash flow generation enables continued investment to fund long-term growth 57 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 58

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 59

Ed Park EVP, Chief Operating Officer

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 61 2 3 1

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 62 -Schedule visit -Run eligibility inquiry -Send reminder call -Collect co-pay via credit card or e-check transaction -Ask about P4P-related clinical protocol measure -Document visit -Order prescription -Order lab order -Send referral -Order Immunization -File with state immunization registry -Send claim to payer -Submit pay for performance report -Receive lab results -Notify patient of lab results on patient portal -Receive consult note -Receive EOB from payer -File appeal if claim denied -Post payment from payer -Pay outstanding balance via web portal athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 63

David Tassoni SVP, Operations

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 65 Hospital-based physician Office-based physician Mid-level provider Support staff Patient athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 66  million claims  paper checks deposits  million charge lines  million clinical documents  million orders (prescriptions, labs, radiology)  million lab results  million patient statements  million automated patient messages  phone inquiries from patients  billion dynamic page views  new interfaces and electronic connections  clinical and payer rules added or updated in past 6 months This work generates over $9 billion annual run-rate in collections

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athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 68 Clinical Document Processing Provider Credentialing Claims Processing

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 69 LEARNING PHASE (2008-2009)  Manual workflows  Document categorization MANUAL REDESIGN (2011-2012)  Transaction segmentation  Templates AUTOMATION DRIVE (2010-2011)  Lab interfaces (75%+)  Imaging documents  Bar-coding/OCR athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012  This year, we took on simplifying credentialing, which is critical to accelerating and streamlining onboarding of clients and ensuring our clients are paid for their work 70 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 71 LEARNING PHASE (2012)  Document classification workflows  Develop expiry management rules STANDARDIZE PHASE (2013-2014)  Task management system  Offshore migration  Provider profiles AUTOMATION DRIVE (2014+)  Payer interfaces  OCR

Todd Rothenhaus Chief Medical Information Officer

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 While we excel at getting care givers paid, clinical knowledge is the key to success under emerging payment and delivery models Leakage, Utilization, Quality & Risk Stratification Decision-Making, P4P, Guidelines Care Team: Medical Assistants, RNs, APCs 73

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athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 Provider “medical mindshare” Provider presence Complexity of digitizing data capture Impact on patient interaction W o rk fl o w Rev cycle impact of data capture Impact on meaningful use Admin cost-saving potential F in a n c ia l 75 Low High athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 Provider “medical mindshare” Provider presence Complexity of digitizing data capture Impact on patient interaction W o rk fl o w Rev cycle impact of data capture Impact on meaningful use Admin cost-saving potential F in a n c ia l 76 The exam is the most medically and technologically demanding stage of the patient encounter… …but the least dense with potential for • improving billing, • capturing incentive dollars, and • finding administrative cost savings. Low High

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athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 78

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 1 79 1 athenahealth’s Meaningful Use dashboard; http://www.athenahealth.com/meaninful-use.php athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 1 80 1 athenahealth’s Meaningful Use dashboard; http://www.athenahealth.com/meaninful-use.php For Stage 1 Year 2, 94% are on track to attest or are 2 measures away1 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 million 1 81 1 athenaNet: total quality program incentive dollars collected on behalf of our clients year-to-date 2012. 2 athenaNet: for year-to-date 2012, total quality program incentive dollars collected on behalf of our clients divided by total collections excluding the quality incentive dollars athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 million 1 82 1 athenaNet: total quality program incentive dollars collected on behalf of our clients year-to-date 2012. 2 athenaNet: for year-to-date 2012, total quality program incentive dollars collected on behalf of our clients divided by total collections excluding the quality incentive dollars This represents a 3.2% increase in client collections2 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 We excel at getting care givers paid, but sources of revenue and provider models are changing CARE MODEL TRADITIONAL PCMH ACO Payment Model Fee for Service (FFS) FFS+P4P Shared Savings Global Payment Provider Model Solo Physician Practice/Team IDN or IPA Target Single Patient Panel Population Period Single Encounter Annual Multi-Year (Predictive) Workflow Documentation & Payment Shared Record Disease Registry Business Process Management Technology Paper EHR & Portal Clinical Analytics Care Management 83

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 PAYER DATA  Medical  Pharmacy  Eligibility BILLING DATA  Charges  Payments  Edits EHR DATA  Encounter  Lab/Vital  Etc… OTHER DATA  Lab  Formulary  Etc… 84

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 85

Jeremy Delinsky SVP, Chief Technology Officer

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012  Technology should enable intimate time between care giver and receiver  Doctors should only be given—and ask for—the information that supports the moment of care 88 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 89 Simple Eliminate work first. Simplify the work that remains. Elegant Focus on the essential, presented eloquently. Provide direct, economical, natural ways to interact with it. Purposeful Drive relentlessly to achieve our vision, mission and differentiation.

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 90 Expanding athenaNet use to select mobile platforms/devices and to a broader base of browsers Envisioning a radically more intuitive, elegant, and purposeful physician experience Launching More Disruption Please, an Ecosystem with health care IT innovators athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 91

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 92

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012  of our athenaClinicls provider base are using our mobile offering  System Usability Score (SUS)  Frequent users have lower inbox stock 93

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athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012  athenaClinicals • Open Beta began in Nov, both for desktop and mobile Safari  GA for all athenaNet in Q1 2013  Chrome, Firefox in mid 2013 96

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athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 98 98

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 99 Activate the care team Nurture better behavior Uphold the sanctity of the doctor-patient relationship Encourage achievement, not effort Inspire insights through trusted curation 99 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 100 ▶ Documenting to communicate ▶ Optimizing the dynamic care team ▶ Augmenting real-time decision making ▶ Illuminating the big picture ▶ Facilitating a rewarding care experience ▶ Encouraging patient accountability ▶ Enabling care beyond the clinic 100 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 101

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 102

“The Cloud Wars”: Open vs. Closed

- Oracle vs. Box, Concur, Cornerstone OnDemand, DocuSign, Eloqua, FuzeBox, NetSuite, SugarCRM, Zendesk
- Vertical Integration vs. Horizontal Integration
- Single platforms vs. Best-in-Breed Solutions

October 9, 2012, *10:00 am* 5 Comments

Open vs. Closed: The Cloud Wars

By QUENTIN HARDY



Left: Susana Bates/Reuters; Peter DaSilva for The New York Times

Oracle, run by Larry Ellison, left, is facing a challenge from start-ups like Aaron Levie's company, Box.

Source: The New York Times, *Open vs. Closed: The Cloud Wars, Quentin Hardy, 2012*; http://bits.blogs.nytimes.com/2012/10/09/open-vs-closed-the-cloud-wars/

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athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 104 “You’re crazy if you think you’ll never have to sell to a C.I.O. now,” Mr. Levie said. As the cloud takes over more of business computing, the information managers “have to be supported in security, compliance and regulatory functions,” he said. “You’ll see the competition between vertical stacks and best-of-breed horizontal solutions.” It’s hard to say what makes things “best,” however. One hazard in Mr. Levie’s approach is the different look and feel of all of these independent cloud providers. Even if they work better, it’s tiring for the average worker to move in and out of different Web designs all day. Design, as much as actual performance, could be the deciding factor in this competition. Source: The New York Times, Open vs. Closed: The Cloud Wars, Quentin Hardy, 2012; http://bits.blogs.nytimes.com/2012/10/09/open-vs- closed-the-cloud-wars/

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012  athenahealth vs. The Biosphere  “Imagine a world effectively split into two systems of care – a system comprised of today’s large medical systems, build upon the Epic platform, and a second system that explores the use of truly disruptive, patient-centric models of care delivery, build on platforms that are cloud-based.” 105 Source: The Atlantic, Is One Company About to Lock Up the Electronic Medical Records Market, 2012; http://www.theatlantic.com/health/archive/2012/06/is-one-company-about-to-lock-up-the-electronic-medical-records-market/258473/

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 106 “Disruptive change in clinical practice would be led not by academic physicians treating patients out of university medical centers, but rather a motley collection of concierge doctors, involved patients, and savvy technologists.” The big integrated players, dependent as they are on Epic, could risk locking themselves out of medicine’s next great revolution. Source: The Atlantic, Is One Company About to Lock Up the Electronic Medical Records Market, 2012; http://www.theatlantic.com/health/archive/2012/06/is-one-company-about-to-lock-up-the-electronic-medical-records-market/258473/

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athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 We want to help connect you to our customer base in a more seamless way – so long as you are helping to: Ethically support our mission Increase efficiencies inside the provider/patient workflow Enable a disruptive, new product feature/ data capturing opportunity for the ecosystem 1 2 3 108 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 www.athenahealth.com/disruption 109

Rob Cosinuke SVP, Chief Marketing Officer

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 111 2 3 1

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 112 Source: athenahealth’s addressable market (physicians) based on athenahealth analysis using SK&A, HIMSS, and self- collected data

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athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 115 Epic/Cerner 1”Physician Utilization: The State of Research about Physicians’ Practice Patterns”, John M. Eisenberg, 1985 http://www.jstor.org/stable/3764984 1Deloitte Center for Health Solutions, “The Physician Workforce: Opportunities and challenges post-health care reform”, 2010 http://www.deloitte.com/centerforhealthsolutions athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 116 Epic/Cerner 1”Physician Utilization: The State of Research about Physicians’ Practice Patterns”, John M. Eisenberg, 1985 http://www.jstor.org/stable/3764984 1Deloitte Center for Health Solutions, “The Physician Workforce: Opportunities and challenges post-health care reform”, 2010 http://www.deloitte.com/centerforhealthsolutions athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 117 Epic/Cerner 1”Physician Utilization: The State of Research about Physicians’ Practice Patterns”, John M. Eisenberg, 1985 http://www.jstor.org/stable/3764984 1Deloitte Center for Health Solutions, “The Physician Workforce: Opportunities and challenges post-health care reform”, 2010 http://www.deloitte.com/centerforhealthsolutions athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 118 Epic/Cerner 1”Physician Utilization: The State of Research about Physicians’ Practice Patterns”, John M. Eisenberg, 1985 http://www.jstor.org/stable/3764984 1Deloitte Center for Health Solutions, “The Physician Workforce: Opportunities and challenges post-health care reform”, 2010 http://www.deloitte.com/centerforhealthsolutions athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 119 Epic/Cerner 1”Physician Utilization: The State of Research about Physicians’ Practice Patterns”, John M. Eisenberg, 1985 http://www.jstor.org/stable/3764984 1Deloitte Center for Health Solutions, “The Physician Workforce: Opportunities and challenges post-health care reform”, 2010 http://www.deloitte.com/centerforhealthsolutions athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 “Ultimately, health systems that build a high performance medical group can position themselves both to capture short-term returns around increasing quality and market share, and to succeed against emerging imperatives for care management and clinical transformation.”1 - The Advisory Board Company, 2011 1 The Advisory Board Company. The High-Performance Medical Group: From Aggregations of Employed Practices to an Integrated Clinical Enterprise, 2011. 120

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 121 Traditional: Head-on Marketing + Direct Sales 1 Cross Sell: Expand share of wallet Network Driven: Growing virally through clients 2 3

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athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 KLAS, etc Articles “Overall scores for athenahealth's EMR, athenaClinicals, (out of 100), up nearly 4 points over last year. Scores are buoyed up by successful implementation services and meaningful product enhancements. This is in stark contrast to most EMR vendors, who have seen scores fall year over year.” –KLAS Alert about athenaClinicals, issued October 15, 2012 124

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New 2012 Partners 131

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athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 133 19% 13% 21% 12% 29% 16% 31% 22% 28% 35% 18% 17% 23%

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 134 *

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athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 137 LEADS FROM…

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012  138

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athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 orders sent to in July 2012 surgery order detail July 2012 orders in July 2012 141

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athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 Launched athenaCoordinator     143 Re-priced athenaClinicals  Activated via Marketing     athenahealth launched the “Great Coordinate” in 2012 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 athenaClinicals Client 144 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 athenaClinicals Client 145 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 athenaClinicals Client 146 athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012  Higher close rates  Alternative to Epic for independent providers  Scalable, tested programs  Leverages athenaCoordinator and clinical interfaces  Supports development of ACOs 147

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Steve Kahane, M.D., M.S. SVP & President, Enterprise Division

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athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012      154

athenahealth, Inc. 5th Annual Investor Summit – December 6, 2012 INSOURCE FULL OUTSOURCING CLOUD-BASED SES VALUE DRIVER Upfront capital expense Client Work (People) Vendor risk relative to outcomes Scalability potential Visibility / Transparency Total cost of ownership Influence on process/behavior 155

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Client Panel

athenahealth

Moderator

Steve Kahane, M.D., M.S.

SVP, President, Enterprise Division

Panelists



Patrick Easterling

President,
Health Management
Physician Network



John Donahue

President & CEO,
Cogent HMG



John Briggs, M.D.

President, Unified
Women's Healthcare, LLC
& Co-Founder,
Unified Physician
Management, LLC

159

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Jonathan Bush Chairman, President & CEO

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December 6, 2012